SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 27, 2004
(Date of earliest event report):


                        ADVANTAGE MARKETING SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


   OKLAHOMA                         001-13343                   73-1323256
(State or Other                 (Commission File              (IRS Employer
 Jurisdiction of                    Number)                   Identification
 Incorporation or                                                 Number)
 Organization)

                   711 NE 39th Street, Oklahoma City, OK          73105
                  (Address of Principal Executive Offices)      (Zip Code)


       Registrant's telephone number, including area code: (405) 842-0131

ITEM 5.  Other Events.

     On May 27, 2004, Advantage Marketing Systems, Inc. filed a press release announcing the signing of a Product Infomercial Development agreement with McNamara and Associates. The press release is attached hereto as exhibit 99.1.

Item 7.  Financial Statements and Exhibits

   (a)   Exhibits

99.1     Press release dated May 27, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                      ADVANTAGE MARKETING SYSTEMS, INC.

                                           REGGIE COOK
                                      By:  Reggie Cook
                                           Chief Financial Officer

Date:  May 27, 2004

                                  EXHIBIT INDEX

Exhibit
  No.     Description                          Method of Filing
-------   -----------                          ----------------

99.1      Press release dated May 27, 2004     Filed herewith electronically